UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2020

JELD-WEN HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive Charlotte, North Carolina	28273
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

JELD-WEN Holding, Inc. (the “Company”) is furnishing certain preliminary estimated unaudited financial results of the Company as of and for the fiscal quarter ended March 28, 2020, which information is included in the offering memorandum for the proposed offering described under Item 8.01 below. The disclosure is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

The Company is disclosing pursuant to Regulation FD certain information related to the impact of COVID-19 on its operations, its ongoing litigation with Steves and Sons, Inc. and potential fluctuations in the price and availability of raw materials upon which it relies, which information is contained in the preliminary offering memorandum for the proposed offering described under Item 8.01 below. The disclosure is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 7.01.

The information set forth above under Item 2.02 and in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 incorporated herein by reference, are being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filed under the Securities Act, or filed under the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On April 27, 2020, the Company issued a press release announcing the intended offering by its wholly-owned subsidiary, JELD-WEN, Inc. (“JWI”), of $250 million aggregate principal amount of senior secured notes due 2025 (the “Notes,” and the offering of the Notes, the “Notes Offering”), subject to market conditions. The Notes Offering will be unregistered and conducted pursuant to Rule 144A and Regulation S under the Securities Act. In accordance with Rule 135c under the Securities Act, a copy of this press release is being filed as Exhibit 99.3 to this report and is incorporated herein by reference. Accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company or JWI.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Financial Disclosure of JELD-WEN, Inc.

99.2	Disclosure of JELD-WEN, Inc.

99.3	Press Release issued by JELD-WEN Holding, Inc. dated April 27, 2020, announcing the Notes Offering.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact contained in this report are forward-looking statements, including all statements regarding the Notes Offering. Forward-looking statements are generally identified by the Company’s use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of management. Although the Company believes that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond the Company’s control, that could cause actual outcomes and results to be materially different from those indicated in such statements.

The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission

The forward-looking statements included in this report are made as of the date hereof, and except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020		JELD-WEN HOLDING, INC.

	By:	/s/ John Linker
John Linker
Executive Vice President and Chief Financial Officer